PARTIAL RELINQUISHMENT OF WARRANT RIGHTS

The undersigned is a holder of a Common Stock Purchase Warrant (“Warrant”) permitting the holder thereof to purchase up to 12,000,000 shares of Consolidated Minerals Management, Inc. (“CMMI”). This Warrant was purchased by converting $100,000 of accrued compensation owed to the undersigned by CMMI.

In consideration of CMMI returning $75,000 to the undersigned in the form of accrued compensation, the undersigned hereby agrees to relinquish the right to purchase 9,000,000 of the shares authorized under the Warrant. The holder therefore may exercise the Warrant in order to purchase a maximum of 3,000,000 shares.

All other terms of the Warrant shall remain unaffected by this partial relinquishment of rights.

The holder represents to CMMI that the Warrant has not been transferred or encumbered and that he has full authority to negotiate this partial relinquishment.

SO AGREED this __th day of November, 2007.

Printed name:

CONSOLIDATED MINERALS MANAGEMENT, INC.

By:

Title: